SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

                      COMMISSION FILE NUMBER: 002-78335-NY

                           Providential Holdings, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                13-3121128
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

8700 Warner Avenue, Fountain Valley, California                            92708
------------------------------------------------                           -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (714) 596.0244


                                 Not applicable
          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 5
                      Index to Exhibits specified on Page 2

Item 5. Other Events

On June 30, 2001, Nhi Trong Le resigned as a director of the Registrant. On July 5, 2001, the company announced the appointment of Thorman Hwinn as Director and Group Vice-President. Mr. Hwinn replaced Nhi T. Le, who resigned to pursue personal interests but will continue to serve the company as an advisor and consultant. We are not reporting this as an Item 6 disclosure because Mr. Le has no disagreement with the company on any matter relating to the company's operations, policies or practices.


Index to Exhibits
-----------------

17.1     Resignation of Nhi Trong Le
17.2     Press Release regarding appointment of Thorman Hwinn


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Providential Holdings, Inc.


DATED:  July 9, 2001                By:      /s/ Henry Fahman
                                             -----------------------------------
                                             Henry Fahman, President